Effective Tax Rate	6 Months Ended
Jun. 30, 2019
Effective Tax Rate [Abstract]
Disclosure of effective tax rate [text block]

Effective Tax Rate

2019 to 2018 Three Months Comparison

Income tax expense in the current quarter was € 2.2 billion (second quarter of 2018: € 310 million) and was mainly impacted by changes in the recognition and measurement of deferred tax assets and non deductible goodwill impairments. The prior year’s quarter effective tax rate of 44 % was mainly impacted by non-tax deductible expenses.

2019 to 2018 Six Months Comparison

Income tax expense in the first six months of 2019 was € 2.3 billion (first six months of 2018: € 622 million) and was mainly impacted by changes in the recognition and measurement of deferred tax assets and non deductible goodwill impairments. The effective tax rate of 54 % for the comparative period in 2018 was mainly impacted by non deductible expenses and tax effects related to share based payments.